UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

PRIMEDIA Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11106	13-3647573
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S Employer Identification No.)

745 FIFTH AVENUE, NEW YORK, NEW YORK

(Address of principal executive offices)

10151

(Zip code)

(212) 745-0100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 31, 2007, PRIMEDIA filed a Current Report on Form 8-K to report the completion of the disposition of its hunting, shooting and fishing titles (“Outdoors” group).  This Current Report on Form 8-K is filed to provide the financial information required under item 9.01 with respect to such disposition.

Item 9.01 Financial Information and Exhibits

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Information as of and for the nine months ended September 30, 2006, and for each of the three years in the period ended December 31, 2005 (filed herewith as Exhibit 99.1)

(c) Exhibits

Exhibit 99.1	(i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

(ii) Unaudited Pro Forma Condensed Consolidated Financial Information for the nine months ended September 30, 2006 and for each of the three years in the period ended December 31, 2005

(iii) Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Exhibit 99.2	Asset Purchase Agreement between PRIMEDIA Inc. and Intermedia Outdoor, Inc. dated December 6, 2006.

Exhibit 99.3	Amendment to Asset Purchase Agreement between PRIMEDIA Inc. and Intermedia Outdoor, Inc. dated December 22, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMEDIA Inc.
(Registrant)

Date:	February 6, 2007	By:	/s/ Kevin J. Neary
Kevin J. Neary
Senior Vice President,
Chief Financial Officer